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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Post-Effective Amendment to Registration Statement on Form S-8 (File No. 33-61777) of Storage Technology Corporation pertaining to the 1995 Equity Participation Plan of our report dated February 21, 1997, appearing on page F-27 of Storage Technology Corporation's Annual Report on Form 10-K for the year ended December 27, 1996.


/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP

Denver, Colorado
June 6, 1997